                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                            USLIFE INCOME FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                                      n/a
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                            USLIFE INCOME FUND, INC.


                               2929 ALLEN PARKWAY


                               HOUSTON, TX 77019



                                November 1, 1999



Dear USLIFE Income Fund Shareholder:



     We are pleased to invite you to attend the 1999 Annual Meeting of Shareholders of USLIFE Income Fund, Inc., which will be held on Friday, December 3, 1999 at 2:00 P.M. local time, at Meeting Room 3 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019.



     The notice of the 1999 Annual Meeting and Fund's Proxy Statement accompany this letter.



     Your vote at this year's Annual Meeting is very important. The meeting, which will be held on December 3, 1999, is only one month away, so we urge you to sign, date and return the enclosed BLUE proxy card as promptly as possible.



     We ask you to send in your BLUE proxy card even if you plan to attend the meeting in person. Shareholders attending the meeting may, of course, vote in person, and your vote at the meeting will revoke any prior proxy you may have submitted.



     Again, we appreciate your attention and ask you to send in your proxy now. If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Georgeson Shareholder Communications, Inc., toll free at 1-800-223-2064.



                                               Sincerely,


                                               /s/ ALICE T. KANE

                                               Alice T. Kane


                                               President

                            USLIFE INCOME FUND, INC.


                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 3, 1999

     An annual meeting of the shareholders of USLIFE Income Fund, Inc. ("Fund") will be held in Meeting Room 3 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019, on Friday, December 3, 1999 at 2:00 p.m. Central Time for the following purposes:

     1. To elect four Directors to hold office until their successors are elected and qualified.

     2. To ratify the selection of KPMG LLP as independent auditor of the Fund for the fiscal year ending June 30, 2000.

     3. To transact such other business as may properly come before the meeting.

     You will be entitled to vote at the meeting if you owned shares of the Fund at the close of business on September 7, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND PREFER TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY SUBMIT. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SEND IN YOUR BLUE PROXY CARD TODAY.

                                            By Order of the Board of Directors

                                            /s/ ALICE T. KANE
                                            Alice T. Kane
                                            President


November 1, 1999

2929 Allen Parkway
Houston, Texas 77019

                            USLIFE INCOME FUND, INC.

                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors ("Board") of USLIFE Income Fund, Inc. ("Fund") for use at the Annual Meeting of the Fund's shareholders on December 3, 1999 and at any adjournment or postponement thereof (the "Meeting"). The Meeting will be held in Meeting Room 3 of The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"), an indirect wholly-owned subsidiary of American General Corporation, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019 on December 3, 1999, at 2:00 p.m. Central Time.

     The Fund's shareholders of record as of the close of business on September 7, 1999 ("Record Date"), are entitled to notice of and to vote at the Meeting on the following proposals:

     1. To elect four Directors to the Board.

     2. To ratify the selection of KPMG LLP as independent auditor of the Fund for the fiscal year ending June 30, 2000.

     3. To transact such other business as may properly come before the Meeting.

     A COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND CAN BE OBTAINED WITHOUT CHARGE BY CALLING GEORGESON SHAREHOLDER COMMUNICATIONS, INC., 17 STATE STREET, NEW YORK, NEW YORK 10004, TOLL-FREE AT 1-800-223-2064.


     The Notice and Proxy Statement are being mailed to shareholders on or about November 1, 1999.


     Each full share outstanding on the Record Date is entitled to one vote with respect to each matter voted upon by the shareholders of the Fund. As of the Record Date, the Fund had 5,643,768 shares issued and outstanding. As of the Record Date, no director or executive officer of the Fund owned, directly or beneficially, any Fund shares. The persons who owned beneficially more than 5% of the outstanding shares of the Fund as of the Record Date are set forth below:

NAME AND ADDRESS                                              NUMBER OF SHARES OF     PERCENT
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP     OWNED
-------------------                                           --------------------    -------
Ernest Horejsi Trust........................................        348,000             6.17%
  No. 1B*
122 South Phillips Avenue
Suite 220
Sioux Falls, South Dakota 57104

---------------

* Based on information set forth in Amendment No. 1 to a Schedule 13D dated October 13, 1999 (the "Schedule 13D") as filed with the Securities and Exchange Commission ("SEC"). The Schedule 13D was filed on behalf of Ernest Horejsi Trust No. 1B (the "Horejsi Trust") as the direct beneficial owner of 348,000 shares as of the Record Date (and of 376,800 shares as of October 13, 1999) and by Stewart R. Horejsi by virtue of his positions with certain entities related to the Horejsi Trust. The Trustees of the Horejsi Trust are Badlands Trust Company, Susan Ciciora and Larry Dunlap.

     The individuals named as proxies on the enclosed BLUE proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. If you properly execute your BLUE proxy card and give no voting instructions, your shares will be voted FOR the election to the Board of Directors of the four nominees named herein and FOR the ratification of KPMG LLP as independent auditor of the Fund for the fiscal year ending June 30, 2000. You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Fund, by execution of a subsequent proxy or by voting in person at the Meeting.

     A quorum, which is a majority of the Fund's issued and outstanding voting shares as of the close of business on the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting.

     If a shareholder participates in the Fund's Automatic Dividend Investment Plan ("Plan") and holds shares in his or her name in addition to the shares held in custody for the shareholder pursuant to the Plan, the proxy to vote shares registered in the shareholder's name will serve as instructions for voting shares held in custody for the shareholder pursuant to the Plan. If a shareholder does not send a proxy to vote the shares registered in his or her name, the shares held for the shareholder's account in the Plan will not be voted.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     YOUR VOTE AT THIS YEAR'S MEETING IS ESPECIALLY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.


     A DISSIDENT SHAREHOLDER, THE HOREJSI TRUST, AND AN INDIVIDUAL NAMED STEWART HOREJSI MAY SEND YOU SOLICITATION MATERIALS IN AN EFFORT TO SOLICIT YOUR VOTE TO ELECT THEIR NOMINEES TO YOUR FUND'S BOARD OF DIRECTORS. THEY ALSO MAY SOLICIT YOUR VOTE TO SUPPORT THEIR PROPOSAL TO CHANGE YOUR FUND'S INVESTMENT POLICY. YOUR FUND'S BOARD UNANIMOUSLY BELIEVES THAT THE DISSIDENTS' ACTIONS ARE NOT IN YOUR BEST INTERESTS AND WE URGE YOU NOT TO SIGN OR RETURN ANY WHITE PROXY CARD THAT THESE DISSIDENTS MAY SEND YOU, EVEN AS A PROTEST AGAINST THEM.


     IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can sign a BLUE proxy card with respect to your shares and only upon specific instructions from you. Please contact the person responsible for your account and give instructions for a BLUE proxy card to be signed for your shares of the Fund's stock.

     If you have any questions or need assistance in voting your shares, please call the firm assisting the Fund in the solicitation of proxies:

                                   GEORGESON
                        SHAREHOLDER COMMUNICATIONS, INC.

                                17 STATE STREET
                            NEW YORK, NEW YORK 10004
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: 1-800-223-2064

                     PROPOSAL 1: ELECTION OF FOUR DIRECTORS

A. BACKGROUND INFORMATION

     The Fund's Board is divided into three classes of directors, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Directors for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Maryland law, and the Bylaws of the Fund.

     It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the Board in accordance with its judgment. The Fund however, has no reason to believe that it will be necessary to designate a substitute nominee.

     The following tables set forth certain information regarding each nominee and those directors whose current terms will not expire in 1999.

B. NOMINEE INFORMATION


                                                                                                 EXPIRATION
                                                                                                 OF TERM IF
                               POSITIONS WITH                     BUSINESS EXPERIENCE           ELECTED AS A
NAME AND BIRTH DATE            FUND AND TERM                   DURING THE LAST FIVE YEARS         DIRECTOR
-------------------            --------------                  --------------------------       ------------
Judge Gustavo E. Gonzales,     Director since 1998        Municipal Court Judge, Dallas, Texas      2002
Jr.                                                       (1995-Present); Director, Downtown
07/27/40                                                  Dallas YMCA Board (1996-Present);
                                                          Director, Dallas Easter Seals
                                                          Society (1997-Present). Formerly,
                                                          private attorney (litigation)
                                                          (1980-1995).(1)
Dr. F. Robert Paulsen          Director since 1997        Dean and Professor Emeritus,              2002
07/05/22                                                  University of Arizona, Tucson,
                                                          Arizona. Formerly, Dean and
                                                          Professor, University of
                                                          Connecticut, Storrs, Connecticut and
                                                          Carnegie Fellow, University of
                                                          Michigan, Ann Arbor, Michigan.(1)
Alice T. Kane*                 President and Director     President of American General Fund        2002
01/16/48                       since 1999                 Group (1999-Present). Formerly,
                                                          Executive Vice President, American
                                                          General Investment Management, L.P.,
                                                          ("AGIM") (1998-1999). Formerly,
                                                          Executive Vice President, New York
                                                          Life Insurance Company (1994-1998).
                                                          President of other investment
                                                          companies advised by VALIC.(1)

                                                                                                 EXPIRATION
                                                                                                 OF TERM IF
                               POSITIONS WITH                     BUSINESS EXPERIENCE           ELECTED AS A
NAME AND BIRTH DATE            FUND AND TERM                   DURING THE LAST FIVE YEARS         DIRECTOR
-------------------            --------------                  --------------------------       ------------
Kent E. Barrett*               Executive Vice President   Executive Vice President and Chief        2001
09/20/56                       and Director since 1999    Financial Officer, VALIC and AGAIC
                                                          (1999-Present), Executive Vice
                                                          President and Chief Financial
                                                          Officer, American General Life &
                                                          Accident Insurance Company ("AGLA")
                                                          (1998-1999), Senior Vice
                                                          President -- Finance and Treasurer,
                                                          AGLA (1997-1998), Senior Vice
                                                          President-Controller and Treasurer,
                                                          AGLA (1994-1997).(1)


C. OTHER DIRECTORS

                               POSITIONS WITH                     BUSINESS EXPERIENCE            EXPIRATION
NAME AND BIRTH DATE            FUND AND TERM                   DURING THE LAST FIVE YEARS         OF TERM
-------------------            --------------                  --------------------------       ------------
Dr. Timothy J. Ebner           Director since 1998        Professor and Head, Department of         2000
07/15/49                                                  Neuroscience (1998-Present),
                                                          Professor, Departments of
                                                          Neurosurgery and Physiology,
                                                          University of Minnesota (1991-1999).
                                                          Formerly, Consultant to EMPI Inc.,
                                                          (manufacturing of medical products)
                                                          (1994-1995) and Medtronic Inc.
                                                          (manufacturer of medical products)
                                                          (1997-1998).(1)
Dr. John Wm. Lancaster         Director since 1997        Pastor Emeritus and Director of           2000
12/15/23                                                  Planned Giving, First Presbyterian
                                                          Church, Houston, Texas (1996-
                                                          Present). Formerly, Pastor, First
                                                          Presbyterian Church, Houston, Texas
                                                          (1961-1990).(1)
Dr. John E. Maupin, Jr.        Director since 1998        President, Meharry Medical College,       2000
10/28/46                                                  Nashville, Tennessee (1994-Present),
                                                          Nashville Advisory Board Member,
                                                          First American National Bank (1996-
                                                          Present), Director, Monarch Dental
                                                          Corporation (1997-Present),
                                                          LifePoint Hospitals, Inc.
                                                          (1998-Present). Formerly, Executive
                                                          Vice President, Morehouse School of
                                                          Medicine, Atlanta, Georgia
                                                          (1989-1994).(1)

                               POSITIONS WITH                     BUSINESS EXPERIENCE            EXPIRATION
NAME AND BIRTH DATE            FUND AND TERM                   DURING THE LAST FIVE YEARS         OF TERM
-------------------            --------------                  --------------------------       ------------
Dr. Judith L. Craven           Director since 1998        Retired Administrator. Formerly,          2001
10/06/45                                                  President, United Way of Texas Gulf
                                                          Coast (1992-1998). Director, Houston
                                                          Branch, Federal Reserve Bank of
                                                          Dallas (1992-Present), Compaq
                                                          Computer Corporation (1998-Present),
                                                          Luby's Inc. (1998-Present), A.H.
                                                          Belo Corporation (journalism, TV and
                                                          radio), (1993-Present), and Sysco
                                                          Corporation, (marketing and
                                                          distribution of food),
                                                          (1996-Present). Formerly, Director,
                                                          Sisters of Charity of Incarnate Word
                                                          (1996-1999).(1)
Dr. Norman Hackerman           Director since 1997        Chairman -- Scientific Advisory           2001
03/02/12                                                  Board for The Robert A. Welch
                                                          Foundation (1983-Present), Director,
                                                          Electro-source, Inc., (develops,
                                                          manufactures and markets energy
                                                          storage products), President
                                                          Emeritus, Rice University, Houston,
                                                          Texas. Formerly, President, Rice
                                                          University, Houston, Texas (1970-
                                                          1985), Professor Emeritus,
                                                          University of Texas, Austin, Texas
                                                          (1970-1985).(1)
Ben H. Love                    Director since 1997        Retired. Formerly, Director,              2001
09/26/30                                                  Mid-American (waste products)
                                                          (1993-1997) and Chief Executive, Boy
                                                          Scouts of America. (1985-1993).(1)


---------------

 * Considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, specifically because of his or her capacity as an officer or director of VALIC, or one of VALIC's affiliates. Any director who is not an interested person of the Fund may be referred to hereafter as an "Independent Director."

(1) A Director or Trustee of American General Series Portfolio Company ("AGSPC"), American General Series Portfolio Company 2 ("AGSPC 2") and American General Series Portfolio Company 3 ("AGSPC 3"), each an open-end investment company for which VALIC serves as the investment adviser.

D. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is required to identify any director or officer who failed to timely file forms with the SEC and The New York Stock Exchange reporting their affiliation with the Fund, and ownership and changes in ownership of the Fund's shares.

     Each person is required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, each person complied with the reporting requirements. None of the current officers are shareholders of the Fund.

E. BOARD OF DIRECTORS' COMMITTEES AND MEETINGS

     The Board has appointed an Audit Committee and a Nominating Committee, but has not appointed a Compensation Committee. The functions of the Nominating Committee have been performed by four of the current Board members. Shareholders may submit written recommendations to the Board regarding nominees for director, although the Board expects to be able to identify an ample number of qualified candidates. The Nominating Committee currently consists of Dr. Craven, Judge Gonzales, Dr. Hackerman and Mr. Love.

     The Audit Committee selects, and recommends for approval by the Board and the shareholders, the audit firm to be retained as independent auditor by the Fund. The Audit Committee consults with the Fund's independent auditor regarding the plan and scope of the audit, the adequacy of the Fund's internal accounting procedures and controls and all matters relevant to the audit services provided to the Fund. The Audit Committee also reviews the fees charged by the auditor and the results of the audit.

     The Audit Committee currently consists of Dr. Hackerman, Dr. Lancaster, Dr. Maupin, Dr. Paulsen and Mr. Love. The Board will elect the members of the Audit Committee following the election of new Directors at the Meeting.

     During the fiscal year ended June 30, 1999, the Board met five times at special and regularly scheduled meetings. During the fiscal year ended June 30, 1999, the Audit Committee met three times, and the Nominating Committee met one time. There are no incumbent members of the Board who, during the last fiscal year of the Fund, attended fewer than 75% of the aggregate meetings of the Board or its committees on which they serve.

F. EXECUTIVE COMPENSATION

     Members of the Board receive an annual retainer of $2,000, $500 for each Board meeting attended in person and $250 for each Board meeting conducted by telephone. Audit and Nominating Committee members receive an additional $250 for each committee meeting attended on a date other than the date the Board meets. Committee chairs receive an additional $250 for each committee meeting chaired. Directors who are officers of the Fund are not compensated for their service on the Board.

     During the fiscal year ended June 30, 1999, the Fund paid $50,000 to VALIC, the investment adviser, in reimbursement of compensation and other expenses attributable to the offices of the Fund's Secretary and Treasurer as provided under the investment advisory agreement between the Fund and VALIC. In the fiscal year ended June 30, 1999, the aggregate cash compensation earned by all Directors and the three highest-paid officers of the Fund, exclusive of fees paid for the services of the Secretary and Treasurer, was $29,500.

                               COMPENSATION TABLE

                                                                     PENSION OR
                                                                     RETIREMENT      TOTAL COMPENSATION
                                                    AGGREGATE     BENEFITS ACCRUED     FROM FUND AND
                                                   COMPENSATION   AS PART OF FUND    FUND COMPLEX PAID
NAME OF PERSON, POSITION(1)                         FROM FUND         EXPENSES        TO DIRECTORS(4)
---------------------------                        ------------   ----------------   ------------------
Kent E. Barrett, Director(2).....................     $    0             0                $     0
Dr. Judith L. Craven, Director...................      1,500             0                 32,975
Dr. Timothy J. Ebner, Director...................      1,500             0                 32,975
Judge Gustavo E. Gonzales, Jr., Director.........      1,500             0                 33,225
John A. Graf, Former Director(3).................          0             0                      0
Alice T. Kane, Director(2).......................          0             0                      0
Dr. Norman Hackerman, Director...................      4,500             0                 49,682
Dr. John Wm. Lancaster, Director.................      4,750             0                 50,682
Ben H. Love, Director............................      4,750             0                 50,432
Dr. John E. Maupin, Jr., Director................      1,500             0                 33,225
Dr. F. Robert Paulsen, Director..................      4,750             0                 50,682
Craig R. Rodby, Former Director(3)...............          0             0                      0
Dr. R. Miller Upton, Director(5).................      4,750             0                 50,682
Thomas L. West, Jr., Chairman(5).................          0             0                      0

---------------

(1) Messrs. Barrett, Graf, Rodby and West and Ms. Kane are affiliated persons of VALIC and are not eligible for compensation or retirement benefits from the Fund.

(2) Ms. Kane and Mr. Barrett were elected by the Board on July 27, 1999 to serve as directors of the Fund.

(3) Messrs. Rodby and Graf resigned as Directors of the Fund on April 19, 1999 and July 26, 1999, respectively.

(4) The Fund is part of a fund complex which also includes AGSPC, AGSPC 2 and AGSPC 3.

(5) Dr. Upton and Mr. West are retiring as Directors of the Fund and are not standing for election at the Meeting.

G. EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES


     The following table sets forth certain information concerning the executive officers of the Fund other than those officers previously named as nominees or directors above.



                               POSITION(S) WITH                BUSINESS EXPERIENCE DURING
NAME AND DATE OF BIRTH          FUND AND TERM                       THE LAST 5 YEARS
----------------------         ----------------                --------------------------
Peter V. Tuters         Senior Investment Officer        Executive Vice President, Trading and
04/18/52                since 1999                       Portfolio Management, American General
                                                         Investment Management, L.P. (1998-
                                                         Present); Vice President and Investment
                                                         Officer (1998-Present), Vice President
                                                         and Chief Investment Officer
                                                         (1993-1998), VALIC and AGAIC
                                                         (1998-Present). Formerly, Director of
                                                         the Fund (1993-1998), VALIC, Senior
                                                         Vice President and Chief Investment
                                                         Officer, American General Corporation
                                                         (1993-1998).
Leon A. Olver           Vice President and Investment    Director, Asset Backed and Derivatives
06/27/51                Officer since 1999 and Vice      Trading, AGIM (1999-Present) and Vice
                        President since 1997             President and Investment Officer, AGSPC
                                                         (1995-Present). Formerly, Portfolio
                                                         Manager, VALIC (1995-1999), Vice
                                                         President and Treasurer, First Heights
                                                         Bank (1994-1995), Vice President and
                                                         Assistant Treasurer, First Heights Bank
                                                         (1991-1995).
Cynthia A. Toles        Vice President since 1998 and    Senior Vice President, General Counsel
03/28/51                Secretary since 1997             and Secretary, VALIC and AGAIC (1998-
                                                         Present), Vice President and Secretary,
                                                         AGSPC (1985-Present), Vice President
                                                         and Secretary, AGSPC 2, AGSPC 3 and
                                                         A.G. Series Trust (1998-Present),
                                                         Senior Associate General Counsel and
                                                         Secretary, VALIC (1990-1998).
Pauletta P. Cohn        Vice President since 1999        Associate General Counsel and Assistant
06/06/48                                                 Secretary, American General Life
                                                         Companies (1998-Present), Senior
                                                         Attorney, American General (1993-1998).
Nori L. Gabert          Vice President since 1998 and    Associate General Counsel, VALIC (1997-
08/15/53                Assistant Secretary since 1997   Present), Vice President and Assistant
                                                         Secretary of AGSPC (1997-Present), Vice
                                                         President and Assistant Secretary of
                                                         AGSPC 2, AGSPC 3 and A.G. Series Trust
                                                         (1998-Present). Formerly, Of Counsel,
                                                         Winstead Sechrest & Minick P.C. (1997),
                                                         Vice President and Associate General
                                                         Counsel of Van Kampen, Inc.
                                                         (1981-1996).

                               POSITION(S) WITH                BUSINESS EXPERIENCE DURING
NAME AND DATE OF BIRTH          FUND AND TERM                       THE LAST 5 YEARS
----------------------         ----------------                --------------------------
Cynthia A. Gibbons      Assistant Vice President since   Senior Compliance Analyst, VALIC (1996-
12/06/67                1998                             Present), Assistant Vice President,
                                                         AGSPC, AGSPC 2, AGSPC 3 and A.G. Series
                                                         Trust (1998-Present).
Gregory R. Seward       Treasurer since 1997             Vice President -- Variable Product
06/27/56                                                 Accounting, AGIM, (1998-Present),
                                                         Assistant Controller, VALIC
                                                         (1991-1998), Treasurer, AGSPC
                                                         (1991-Present), AGSPC 2 and AGSPC 3
                                                         (1998-Present).
Kathryn A. Pearce       Assistant Treasurer since 1997   Director -- Mutual Fund Administration,
02/05/47                                                 AGIM (1999), Associate Director -- Fund
                                                         Accounting, VALIC (1996-1999),
                                                         Controller, AGSPC (1996-Present), and
                                                         AGSPC 2 and AGSPC 3 (1998-Present).
                                                         Formerly, Supervisor -- Mutual Fund
                                                         Accounting, Van Kampen, Inc.
                                                         (1977-1996).
Jaime M. Sepulveda      Assistant Treasurer since 1998   Director -- Variable Product Accounting
01/09/52                                                 and Financial Reporting, AGIM
                                                         (1998-Present), Assistant Treasurer,
                                                         AGSPC, AGSPC 2 and AGSPC 3
                                                         (1998-Present). Formerly, Accounting
                                                         Manager, Metro Networks, Inc.
                                                         (1997-1998); Controller and Investment
                                                         Officer, Port of Houston Authority
                                                         (1994-1997).
Heriberto Valdez        Assistant Treasurer since 1999   Associate Director -- Mutual Fund
04/25/57                                                 Accounting, AGIM (1999-Present),
                                                         Manager, Mutual Fund Accounting (1998-
                                                         1999), Manager -- Variable Product
                                                         Accounting (1997-1998), Staff
                                                         Accountant -- Variable Product
                                                         Division, VALIC (1989-1997).
Gregory R. Kingston     Assistant Treasurer since 1999   Vice President, Fund Accounting, AGIM
06/27/56                                                 (October 1999). Formerly, Assistant
                                                         Treasurer, First Investor Management
                                                         Company (1994-1999).


     The business address of each officer, other than Ms. Kane, is 2929 Allen Parkway, Houston, Texas 77019. Ms. Kane's business address is 125 Maiden Lane, New York, New York 10038.

REQUIRED VOTE

     The election of Directors requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL OF THE FUND'S NOMINEES TO THE BOARD.

                    PROPOSAL 2: RATIFICATION OF KPMG LLP AS
                              INDEPENDENT AUDITOR

     The Board, including all of the Independent Directors, has selected KPMG LLP to continue to serve as independent auditor of the Fund for the fiscal year ending June 30, 2000, subject to ratification by the Fund's shareholders.

     KPMG LLP has served as the Fund's independent auditor since 1972 and has no direct financial interest or material indirect financial interest in the Fund. Representatives of KPMG LLP will be present at the Meeting and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

     KPMG LLP's audit services for the fiscal year ended June 30, 1999 included: auditing the Fund's annual financial statements; preparing the Fund's federal and state income tax return; preparing the Fund's federal excise tax return; consulting with the Fund's Audit Committee; and engaging in routine consultations on financial accounting and reporting matters.

     The Audit Committee authorized all services performed by KPMG LLP on behalf of the Fund. In addition, the Audit Committee reviews the scope of services to be provided by KPMG LLP annually and considers the effect, if any, that performance of any non-audit services might have on audit independence.

REQUIRED VOTE

     The ratification of the selection of independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" KPMG LLP AS INDEPENDENT AUDITOR.

                       DISSIDENT SHAREHOLDER SOLICITATION

     On October 14, 1999, the Horejsi Trust and Stewart R. Horejsi (the "Horejsi Group") filed with the SEC an amendment to their Schedule 13D (the "Amended
Schedule 13D") in which they stated their intention to solicit proxies from the Fund's shareholders in connection with the Meeting (i) in an effort to elect four of their own nominees to the Fund's Board of Directors and (ii) in support of their proposal to request the Fund's directors to consider changing the Fund's investment policy so as to invest in equity securities in addition to fixed income securities. According to the Amended Schedule 13D, the Horejsi Group beneficially owned 348,000 shares of the Fund's common stock (approximately 6.17%) as of the Record Date and 376,800 shares of the Fund's common stock (approximately 6.68%) as of October 13, 1999.

     On July 22, 1999, the Horejsi Trust transmitted to the Fund a letter requesting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the Fund include in its proxy statement for the Meeting a proposal which, as subsequently revised by the Horejsi Trust, recommends that the Fund's Board consider changing the Fund's investment policy so as to invest the Fund's assets in equity securities as well as fixed income securities. On July 26, 1999, the Horejsi Group filed with the SEC its original
Schedule 13D, in which the Horejsi Group stated that it may seek control of the Fund and that, in the event its proposal was not enacted, the Horejsi Group intended to increase its ownership of common shares of the Fund until it was able to influence the Fund to implement its proposal.

     In the Amended Schedule 13D, the Horejsi Group states that it believes that
(i) implementation of the Horejsi Trust's recommended change in investment policy is likely to significantly reduce the Fund's dividends, (ii) implementation of the Horejsi Trust's recommended change in investment policy would likely increase the volatility of the price of the Fund's shares and (iii) during the period in which the Horejsi Trust's recommended change in investment policy was being implemented, the discount to net asset value of the Fund's share price may increase significantly. The Horejsi Group also states in the Amended Schedule 13D that it believes that total after tax returns of a fund that invests in equity securities in addition to fixed income securities is likely to be greater than that of a fund, like the Fund, that invests only in fixed income securities.


     The Horejsi Trust's proposal has been omitted from this Proxy Statement in accordance with the provisions of Rule 14a-8 under the Exchange Act. If such proposal is properly presented at the Meeting, the proxy holders will exercise their discretionary authority to vote against such proposal.



     THE FUND'S BOARD UNANIMOUSLY OPPOSES THE HOREJSI GROUP'S PROPOSAL WITH RESPECT TO THE FUND'S INVESTMENT POLICY AND URGES THE FUND'S SHAREHOLDERS TO REJECT THE DISSIDENT HOREJSI GROUP'S NOMINEES AND NOT TO RETURN OR SIGN ANY WHITE PROXY CARD WHICH MAY BE FURNISHED BY THE DISSIDENT HOREJSI GROUP.


                           INFORMATION ABOUT THE FUND

A. STRUCTURE AND INVESTMENT OBJECTIVES

     USLIFE Income Fund, Inc. is a closed-end, diversified management investment company organized as a Maryland corporation on October 17, 1972. The Fund's shares are listed for trading on The New York Stock Exchange.

     The Fund's fundamental investment objective is to provide a high level of current income for its shareholders. In pursuing its objective, the Fund invests at least 50% of its total assets in straight debt securities which are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc., or which are unrated but considered by the Fund's management to be of comparable quality. The balance of the Fund's assets are invested in other fixed income securities, including straight and convertible debt securities, preferred stock and other securities with equity features. Of the Fund's total assets, up to 30% may be invested in privately placed securities which are not readily marketable. The Fund may not invest more than 20% of its net assets in foreign securities. The Fund may also borrow money to obtain investment leverage. The relative size of the Fund's investments in any grade or type of securities will vary from time to time depending upon a number of factors, including yields, market supplies and economic outlook. As of October 15, 1999, approximately 51.46% the Fund's assets were invested in fixed income securities rated investment grade or considered by VALIC to be of comparable quality, and 48.54% in below investment grade securities.

B. THE FUND'S INVESTMENT ADVISER

     VALIC is a stock life insurance company and became the Fund's Adviser on September 24, 1997 pursuant to a new investment advisory agreement. VALIC is wholly-owned by American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General Corporation. VALIC, American General Corporation, AGC Life Insurance Company and American General Life Insurance Company are located at 2929 Allen Parkway, Houston, Texas 77019.

     VALIC receives from the Fund a monthly fee equal to the sum of: (i) 0.04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month) and (ii) 2 1/2% of the Fund's net investment income, minus interest on borrowed funds during the month. During the fiscal year ended June 30, 1999, the Fund paid VALIC $404,470 for providing advisory services.

C. CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company ("State Street") serves as custodian for the Fund's portfolio, and ChaseMellon Shareholder Services ("ChaseMellon") acts as transfer agent, dividend paying agent and registrar for the Fund's shares. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110, and the principal business address of ChaseMellon is 450 West 33rd Street, New York, NY 10001.

D. OTHER

     The Fund currently does not employ a principal underwriter or administrator.

                            SOLICITATION OF PROXIES

     Proxies may be solicited, without additional compensation, by directors, officers or employees of the Fund and by certain other persons listed on
Schedule I hereto, by mail, telephone, facsimile, telegram, in person or otherwise. The Fund will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of the proxy materials. In addition, the Fund will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the Fund's shares and obtain their voting instructions. The Fund will reimburse those firms for their expenses in accordance with the rules of the SEC and The New York Stock Exchange. In addition, the Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson") to assist in the solicitation of proxies for a fee of $25,000 plus out of pocket expenses. Georgeson will employ approximately 50 people to solicit the Fund's shareholders.


     Expenses related to the solicitation of shareholders, in excess of those normally spent for an annual meeting, are expected to aggregate approximately $375,000, of which approximately $10,000 has been spent to date. Schedule I hereto sets forth certain information relating to the Fund's directors, nominees, officers and other participants who will be soliciting proxies on the Fund's behalf.

                              GENERAL INFORMATION

OTHER MATTERS


     The only business to come before the Meeting of which the management is aware is set forth in this Proxy Statement, except that management has been informed that the Horejsi Group intends to submit a proposal that the Fund's Board consider changing the Fund's investment policy so as to invest in equity securities as well as fixed income securities. Such proposal previously was submitted by the Horejsi Trust for inclusion in this Proxy Statement and was omitted from this Proxy Statement in accordance with the provisions of Rule 14a-8 under the Exchange Act. If such proposal is properly brought before the Meeting by the Horejsi Group, the proxy holders intend to use their discretionary authority to vote against such proposal. If any other business is presented for action, it is intended that discretionary authority to vote the proxies shall be exercised in respect thereof in accordance with the best judgment of the proxy holders.


SHAREHOLDER PROPOSALS


     Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2000 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by July 5, 2000. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than September 17, 2000. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Fund at 2929 Allen Parkway, Houston, Texas 77019.


     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                            By Order of the Board of Directors,


                                            /s/ ALICE T. KANE

                                            Alice T. Kane
                                            President


November 1, 1999

                                   IMPORTANT

     If your shares are held in your own name, please sign, date and return the enclosed BLUE proxy card today. If your shares are held in "Street-Name," only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please return the enclosed BLUE proxy card to your broker or bank and contact the person responsible for your account to ensure that a BLUE proxy card is voted on your behalf.


     Do not sign any white proxy card you may receive from the Horejsi Group, even as a protest vote against them. If you believe you may previously have voted on a white proxy card furnished by the Horejsi Group, you can revoke that proxy by signing, dating and mailing the enclosed BLUE proxy card in the enclosed postage-paid envelope.


     If you have any questions or need assistance in voting your shares, please call the firm assisting the Fund in the solicitation of proxies:

                                   GEORGESON
                        SHAREHOLDER COMMUNICATIONS, INC.

                                17 STATE STREET
                            NEW YORK, NEW YORK 10004
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: 1-800-223-2064

                                   SCHEDULE I

          INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
             OF THE FUND AND OTHER PERSONS WHO MAY SOLICIT PROXIES

     The following tables set forth the name and title of persons who may be deemed to be participants on behalf of the Fund in the solicitation of proxies from Fund shareholders. Unless otherwise indicated, the principal business address of each of the following persons is 2929 Allen Parkway, Houston, Texas 77019.

             DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS OF THE FUND

NAME                                POSITION AND ADDRESS
----                                --------------------
Dr. Judith L. Craven..............  Director
                                    3212 Ewing Street
                                    Houston, Texas 77004
Dr. Timothy J. Ebner..............  Director
                                    17994 N.W. Union Blvd.
                                    Elk River, Minnesota 55330
Dr. Norman Hackerman..............  Director
                                    2001 Pecos Street
                                    Austin, Texas 78703
Dr. John W. Lancaster.............  Director
                                    4624 Braeburn
                                    Bellaire, Texas 77401
Ben H. Love.......................  Director
                                    4407 Eaton Circle
                                    Colleyville, Texas 76034
Dr. John E. Maupin, Jr. ..........  Director
                                    2 Morningside Ct.
                                    Nashville, Tennessee 37215
Kent E. Barrett...................  Director, Nominee and Executive Vice President
                                    2003 South Blvd.
                                    Houston, Texas 77098
Judge Gustavo E. Gonzales, Jr. ...  Director and Nominee
                                    3731 Gilbert Ave. A
                                    Dallas Texas 75219
Alice T. Kane.....................  Director, Nominee and President
                                    125 Maiden Lane
                                    New York, New York 10038
Dr. F. Robert Paulsen.............  Director and Nominee
                                    2801 N. Indian Ruins
                                    Tucson, Arizona 85715

NAME                                POSITION AND ADDRESS
----                                ------------------------------------
Thomas L. West, Jr. ..............  Chairman
                                    2120 Brentwood Dr.
                                    Houston, Texas 77019
Peter V. Tuters...................  Senior Investment Officer
Leon A. Olver.....................  Vice President and Investment Officer
Pauletta P. Cohn..................  Vice President
Cynthia A. Toles..................  Vice President and Secretary
Nori L. Gabert....................  Vice President and Assistant Secretary
Gregory R. Seward.................  Treasurer
Cynthia A. Gibbons................  Assistant Vice President
Kathryn A. Pearce.................  Assistant Treasurer
Jamie M. Sepulveda................  Assistant Treasurer
Heriberto Valdez..................  Assistant Treasurer
Gregory R. Kingston...............  Assistant Treasurer

                               EXECUTIVE OFFICERS OF VALIC OR AFFILIATE
NAME                                POSITION
----                                ------------------------------------
Alice T. Kane.....................  President, American General Fund Group
Kent E. Barrett...................  Executive Vice President, Chief Financial Officer,
                                    American General Retirement Services
Peter V. Tuters...................  Executive Vice President, Trading and Portfolio Management,
                                    American General Investment Management, L.P.
Leon A. Olver.....................  Director, Asset Backed and Derivatives Trading,
                                    American General Investment Management, L.P.
Pauletta P. Cohn..................  Associate General Counsel and Assistant Secretary,
                                    American General Life Companies
Cynthia A. Toles..................  Senior Vice President, General Counsel and Secretary,
                                    The Variable Annuity Life Insurance Company
Nori L. Gabert....................  Associate General Counsel,
                                    The Variable Annuity Life Insurance Company
Gregory R. Seward.................  Vice President, Variable Product Accounting,
                                    American General Investment Management, L.P.
Cynthia A. Gibbons................  Senior Compliance Analyst,
                                    The Variable Annuity Life Insurance Company
Kathryn A. Pearce.................  Director, Mutual Fund Administration,
                                    American General Investment Management, L.P.

NAME                                POSITION AND ADDRESS
----                                --------------------
Jamie M. Sepulveda................  Director, Financial Reporting, Variable Product Accounting,
                                    American General Investment Management, L.P.
Heriberto Valdez..................  Associate Director, Mutual Fund Accounting, American General
                                    Investment Management, L.P.
Gregory R. Kingston...............  Vice President, Fund Accounting,
                                    American General Investment Management, L.P.

SHARES HELD BY PARTICIPANTS

     None of the participants listed in this Schedule I own any shares of Fund common stock.

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Schedule I or in the Proxy Statement, none of the participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly or indirectly beneficially owns any shares of common stock of the Fund or (ii) has had any relationship with the Fund in any capacity other than as an employee, officer or director. Furthermore, except as described in this Schedule I or in the Proxy Statement, no Participant Affiliate is either a party to any transaction or series of transactions since July 1, 1998, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Fund or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any Participant Affiliate had, or will have, a direct or indirect material interest.

     Except as described in the Proxy Statement, no Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Fund or its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party. Except as described in this Schedule I or in the Proxy Statement, there are no contracts, arrangements or understandings by any Participant Affiliate within the past year with any person with respect to the Fund's securities.

                            USLIFE INCOME FUND, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas L. West, Jr., Pauletta P. Cohn, Nori L. Gabert and Gregory R. Seward as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of Common Stock of USLIFE Income Fund, Inc. (the "Fund") which the undersigned is entitled to vote as of September 7, 1999, the Record Date, at the Annual Meeting of Shareholders to be held December 3, 1999, or any adjournment or postponement thereof.

                    THIS PROXY IS CONTINUED ON THE REVERSE.
                 PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY

                            USLIFE INCOME FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 3, 1999
                                   2:00 P.M.
                               2919 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                                                  Please mark your
                                                  votes as indicated       [X]
                                                  in this example


-----------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" PROPOSALS 1 AND 2.
-----------------------------------------------------------------------------------------------
                                                                      FOR    WITHHOLD

Proposal 1-Election of the following four nominees as Directors:

        Judge Gustavo E. Gonzales, Jr., Dr. F. Robert Paulsen,        [ ]      [ ]
        Alice T. Kane, Kent E. Barrett

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR
NOMINEES BY MARKING THE FOR BOX AND STRIKING OUT THE NAME OF ANY
SUCH NOMINEE.

                                                                      FOR    AGAINST    ABSTAIN
                                                                                                 In addition, in their discretion,
Proposal 2-Proposal to ratify the appointment of KPMG LLP as the                                 the Proxies are authorized to vote
           independent auditor of the Fund.                           [ ]      [ ]        [ ]    upon such other business as may
                                                                                                 properly come before the meeting.
-----------------------------------------------------------------------------------------------


                                   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR THE SELECTION OF THE AUDITOR NAMED IN PROPOSAL 2.

Signature(s)                                           Dated:              1999
            ------------------------------------------       --------------

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.